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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2002


                        ENCHIRA BIOTECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-21130                04-3078857

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                           4200 RESEARCH FOREST DRIVE
                           THE WOODLANDS, TEXAS 77381
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (281) 419-7000
                             (REGISTRANT'S TELEPHONE
                             NUMBER, INCLUDING AREA
                                      CODE)

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ITEM 5. OTHER EVENTS

      On October 22, 2002, Enchira Biotechnology Corporation (the "Company") issued a press release announcing that the Nasdaq Listing Qualifications Panel has declined the Company's request for additional time to regain compliance with the Nasdaq SmallCap listing requirements. Accordingly, the Panel determined to delist the Company's securities from the Nasdaq Stock Market effective with the open of business October 22, 2002. Efforts are underway for the stock to begin trading on the OTC Bulletin Board.

      The press release disclosing such determination is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

      Exhibit 99.1      -- Press Release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENCHIRA BIOTECHNOLOGY CORPORATION

Date: October 22, 2002.

                              By:  /s/ PAUL G. BROWN, III
                                 ---------------------------------------------
                                    Paul G. Brown, III
                                    President, Chief Financial Officer and
                                    Vice President, Finance and Administration